EXHIBIT 10.31



THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE
SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                        SECURED DEBENTURE


                          DCI USA, INC.


                8% Secured Convertible Debenture


                      Due December 13, 2006


No.  CCP-1                                              $250,000

     This Secured Debenture is issued by DCI USA, INC., a Delaware corporation (the "Company"), to Cornell Capital Partners L.P. (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.




     Section    1.01		Principal   and   Interest.    For    value
received on December 13, 2004, the Company hereby promises to pay on  or  before  December 13, 2006 to the order of the  Holder  in lawful  money of the United States of America and in  immediately available  funds  the  principal sum of  Two  Hundred  and  Fifty
Thousand Dollars ($250,000), together with interest on the unpaid principal of this Debenture at the rate of eight percent (8%) per year (computed on the basis of a 365-day year and the actual days
elapsed)  from  the date of this Debenture until  paid.   At  the
Company's  option, the entire principal amount  and  all  accrued interest  shall be either (a) paid to the Holder  on  the  second
(2nd)  year anniversary from the date hereof or (b) converted  in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture  for a  number  of shares of Common Stock in excess of that number  of shares  of  Common  Stock  which,  upon  giving  effect  to  such conversion, would cause the aggregate number of shares of  Common
Stock  beneficially  owned by the Holder and  its  affiliates  to exceed  4.99%  of  the  outstanding shares of  the  Common  Stock following such conversion (which provision may be waived  by  the
Investor  by  written notice from the Investor  to  the  Company, which  notice shall be effective 61 days after the date  of  such
notice).   This  limitation  shall  not  apply  to  an  automatic
conversion pursuant to Section 4.03 hereof.

     Section	   1.02		Optional   Conversion.    The   Holder   is
entitled, at its option, to convert, and sell on the same day, at any  time  and from time to time, until payment in full  of  this
Debenture,  all  or  any  part of the  principal  amount  of  the
Debenture,  plus  accrued interest, into shares (the  "Conversion
Shares")  of  the  Company's common stock, par value  $0.001  per share  ("Common Stock"), at the price per share (the  "Conversion
Price") equal to the lesser of (a) an amount equal to one hundred twenty  three percent (123%) of the daily volume weighted average price  of the Common Stock on the first day of trading after  the date  hereof, as quoted by Bloomberg, LP (the "Fixed Price"),  or
(b)  an amount equal to seventy seven percent (77%) of the lowest daily  volume  weighted  average price of  the  Company's  Common
Stock, as quoted by Bloomberg, LP , for the five (5) trading days immediately  preceding the Conversion Date (as  defined  herein).
Subparagraphs (a) and (b) above are individually referred to as a
"Conversion  Price".   As used herein, "Principal  Market"  shall
mean  The National Association of Securities Dealers Inc.'s Over-
The-Counter  Bulletin Board, Nasdaq SmallCap Market, or  American
Stock Exchange.  If the Common Stock is not traded on a Principal
Market, the Conversion Price shall be based upon the Closing  Bid
Price (the "Closing Bid Price"). The Closing Bid Price shall mean the reported Closing Bid Price for the Common Stock, as furnished by  the National Association of Securities Dealers, Inc., for the
applicable  periods.  No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the  number of  shares issuable shall be rounded to the nearest whole  share.
To  convert  this  Debenture,  the Holder  hereof  shall  deliver written notice thereof, substantially in the form of Exhibit  "A"
to  this  Debenture, with appropriate insertions (the "Conversion
Notice"), to the Company at its address as set forth herein.  The
date   upon   which  the  conversion  shall  be  effective   (the
"Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

     Section    1.03		Reservation   of   Common    Stock.     The
Company  shall  reserve and keep available out of its  authorized but  unissued shares of Common Stock, solely for the  purpose  of effecting the conversion of this Debenture, such number of shares of  Common  Stock  as shall from time to time  be  sufficient  to
effect such conversion, based upon the Conversion Price.   If  at
any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section  1.04		Right  of Redemption.   The  Company  at  its
option  shall  have  the right to redeem,  with  three  (3)  days advance  written notice (the "Redemption Notice"), a  portion  or
all  outstanding  convertible debenture.   The  redemption  price
shall be equal to one hundred and twenty percent (120%) of the daily volume weighted average price of the Common Stock on the first day of trading after the date hereof, as quoted by Bloomberg, LP.


     Section   1.05		Registration   Rights.    The   Company   is
obligated  to register the resale of the Conversion Shares  under the Securities Act of 1933, as amended, pursuant to the terms  of a Registration Rights Agreement of even date herewith between the
Company  and  the  Holder  (the  "Investor  Registration   Rights
Agreement").

     Section    1.06		Interest   Payments.    Accrued    interest
shall be paid at the time of maturity or conversion to the person in  whose  name this Debenture is registered.  At the  time  such interest  is  payable,  the Holder, in its sole  discretion,  may elect  to  receive  the interest in cash (via  wire  transfer  or certified funds) or in the form of Common Stock.  In the event of default, as described in Article III Section 3.01 hereunder,  the
Holder  may  elect that the interest be paid in  cash  (via  wire
transfer or certified funds) or in the form of Common Stock.   If
paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Conversion Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section   1.07		Paying  Agent  and  Registrar.    Initially,
the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section    1.08		Secured   Nature   of   Debenture.     This
Debenture is secured by certain assets and property of the Company, as more fully described in the Security Agreement of even date herewith between the Company and the Holder. This
Debenture is also secured by the pledge of certain stock, as more fully described in the Stock Pledge Agreement (the "Stock Pledge
Agreement") of even date herewith.


                           ARTICLE II

     Section   2.01		Amendments  and  Waiver  of  Default.    The
Debenture  may not be amended without the consent of the  Holder.
Notwithstanding the above, without the consent of the Holder, the
Debenture  may  be  amended  to cure  any  ambiguity,  defect  or
inconsistency,   to  provide  for  assumption  of   the   Company
obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.


                           ARTICLE III

     Section  3.01		Events  of  Default.   An  Event  of  Default
is  defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this  Debenture;  (b) failure by the Company to comply  with  the terms of the Irrevocable Transfer Agent Instructions; (c) failure by  the  Company's transfer agent to issue Common  Stock  to  the
Holder  within  five  (5) days of the Company's  receipt  of  the attached  Notice  of Conversion from Holder,  which  such  shares shall  be free of any restriction after the effectiveness of  the registration  statement, or shares that are registered  according to  Regulation  E, promulgated by the SEC ; (d)  failure  by  the
Company  for ten (10) days after notice to it to comply with  any of  its  other  agreements in the Debenture; (e) if  the  Company files  for  relief under the United States Bankruptcy  Code  (the
"Bankruptcy Code") or under any other state or federal bankruptcy or  insolvency  law, or files an assignment for  the  benefit  of creditors,  or if an involuntary proceeding under the  Bankruptcy
Code  or   under  any  other  federal  or  state  bankruptcy   or
insolvency law is commenced against the Company, and has not been resolved in a period of thirty (30) days after such commencement;
(f) a breach by the Company of its obligations under the Securities Purchase Agreement, the Escrow Agreement, the Security
Agreement, the Investor Registration Rights Agreement, a breach of the Stock Pledge Agreement or any other agreement entered into on the date hereof between the Company and the Holder which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement of even date herewith between the Company and Cornell Capital Partners, L.P.
(the "Securities Purchase Agreement"), convert all debentures outstanding and accrued interest thereon into shares of Common
Stock pursuant to Section 1.02 herein.

     Section   3.02		Failure   to   Issue   Unrestricted   Common
Stock. As indicated in Article III Section 3.01, a breach by  the
Company of its obligations under the Investor Registration Rights
Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment  of  all  debentures outstanding and  accrued  interest thereon  or,  notwithstanding any limitations contained  in  this
Debenture  and/or the Securities Purchase Agreement,  to  convert all  debentures  outstanding and accrued  interest  thereon  into
shares  of  Common  Stock pursuant to Section 1.02  herein.   The
Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.


                           ARTICLE IV

     Section   4.01		Rights  and  Terms  of   Conversion.    This
Debenture,  in  whole or in part, may be converted  at  any  time following  the date of closing into shares of Common Stock  at  a price equal to the Conversion Price as described in Section  1.02 above.

     Section   4.02		Re-issuance   of   Debenture.    When    the
Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     Section   4.03		Termination  of  Conversion   Rights.    The
Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.


                           ARTICLE V.

     Section   5.01		Anti-dilution.   In  the  event   that   the
Company  shall  at any time subdivide the outstanding  shares  of
Common  Stock, or shall issue a stock dividend on the outstanding
Common Stock, the Conversion Price in effect immediately prior to such  subdivision  or  the issuance of  such  dividend  shall  be proportionately  decreased, and in the  event  that  the  Company shall at any time combine the outstanding shares of Common Stock,
the   Conversion  Price  in  effect  immediately  prior  to  such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

     Section  5.02		Consent   of Holder  to  Sell  Capital  Stock
or  Grant  Security  Interests.  Except for  the  Standby  Equity
Distribution Agreement dated the date hereof between the  Company and Cornell Capital Partners, LP, so long as any of the principal of  or interest on this Note remains unpaid and unconverted,  the
Company shall not, without the prior consent of the Holder, issue
or   sell  (i)  any  Common  Stock  or  Preferred  Stock  without consideration or for a consideration per share less than its fair market  value  determined  immediately  prior  to  its  issuance,
(ii)  issue or sell any Preferred Stock, warrant, option,  right, contract,  call,  or  other security or instrument  granting  the
holder   thereof  the  right  to  acquire  Common  Stock  without
consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, or (iii (iv) file any registration statement on Form S-8. Moreover, after a one year anniversary hereof, upon a minimum of ten (10) days' prior written notice, the Company may at its discretion grant warrants or options to its employees, directors, officers, agents and representatives, in an amount not to exceed 10% of the Company's outstanding Common Stock. In concurrence with Schedule 2.6 of the Standby Equity Distribution
Agreement of even date hereof, the Company's directors, officers and employees can sell only in compliance with the limitation of Rule 144 promulgated by the SEC.

Notwithstanding anything contained herein to the contrary, Holder agrees that the Company has the right to (i) file a Form S-8 for a stock option plan with respect to 3,750,000 shares of common stock; the issuance of shares thereunder shall require the stockholder to execute a lock-up restricting such holder's shares to no more than 25% of such shares within each 4 month period, and (ii) issue restricted shares of common stock pursuant to rule 144 as follows: David Yerushalmi - 850,000 shares; Adam Ofek-
360,000 shares; Sam Klepfish-360,000 shares and DCI Management, LLC-1,500,000 shares.

                           ARTICLE VI

     Section     6.01		Notice.     Notices     regarding     this
Debenture   shall  be  sent  to  the  parties  at  the  following
addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:   DCI USA, Inc.
                         231 Norman Avenue
                         Brooklyn, NY 11222

                         Telephone: (718) 383-5255
                         Facsimile: (801) 760-3901

With a copy to:          David Lubin & Associates
                         92 Washington Avenue
                         Cedarhurst, NY 11516


                         Telephone: (516) 569-9629
                         Facsimile: (516) 569-5053

If to the Holder:        Cornell Capital Partners, LP
                         101 Hudson Street, Suite 3700
                         Jersey City, NJ  07303
                         Attention:	Mark Angelo
                         Telephone:	(201) 985-8300
                         Facsimile:	(201) 985-8266

With a copy to:          Cornell Capital Partners, LP
                         101 Hudson Street, Suite 3700
                         Jersey City, NJ  07303
                         Attention:	Troy J. Rillo, Esq.
                         Telephone:	(201) 985-8300
                         Facsimile:	(201) 985-8266


     Section  6.02		Governing  Law.   This  Debenture  shall   be
deemed to be made under and shall be construed in accordance with the  laws of the State of New Jersey without giving effect to the principals  of  conflict of laws thereof.  Each  of  the  parties
consents  to  the  exclusive jurisdiction of the  U.S.   District
Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

     Section  6.03		Severability.   The  invalidity  of  any   of
the  provisions  of  this  Debenture  shall  not  invalidate   or
otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section   6.04		Entire  Agreement  and   Amendments.    This
Debenture  represents the entire agreement  between  the  parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as  set  forth
herein.   This Debenture may be amended only by an instrument  in
writing executed by the parties hereto.

     Section   6.05		Counterparts.    This   Debenture   may   be
executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                DCI USA, INC.

                                By:	/s/ David Yerushalmi
                                Name:	David Yerushalmi
                                Title:	Chairman





                           EXHIBIT "A"


                      NOTICE OF CONVERSION


(To be executed by the Holder in order to Convert the Debenture)


TO:

     The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Debenture into Shares of Common Stock of DCI USA, INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion
Price:
Signature:
Name:
Address:
Amount to be          $
converted:
Amount of Debenture   $
unconverted:
Conversion Price per  $
share:
Number of shares of
Common Stock to be
issued:
Please issue the
shares of Common
Stock in the
following name and to
the following
address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC
Participant Code:
Account Number: